                                                             EXHIBIT 10.10 (f)

                                       TRADEMARK ASSIGNMENT



     This Assignment is effective as of the 5th day of November, 1997, by and between Brookhurst, Inc., a California corporation with its principal place of business at 107 West Carob Street, Compton, California 90220 ("Assignor") and I.C. Isaacs & Company L.P., a Delaware limited partnership with its principal place of business at 3840 Bank Street, Baltimore, Maryland 21224 ("Assignee").



                                       W I T N E S S E T H:



     WHEREAS, Assignor is the owner of certain trademarks outside of the United States of America except Mexico constituting or containing the word BOSS and, if any, the Stylized B, including common law rights and rights in certain trademark registrations and applications for registration outside the United States of America except Mexico and listed on the "Schedule of Trademarks" attached hereto, together with the good will of the business outside the United States of America except Mexico associated therewith throughout the world (the "Trademarks");

     WHEREAS, Assignee desires to acquire all right, title and interest of Assignor in and to the Trademarks;

     NOW, THEREFORE, to All Whom It May Concern, be it known that for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Assignor does hereby sell, assign, transfer and set over, to Assignee, its successors and assigns forever, its entire right, title and interest in and to the Trademarks, the same to be held and enjoyed by Assignee for its own use and enjoyment, and for the use and enjoyment of its successors, assigns or other legal representatives forever, as fully and entirely as the same would have been held and enjoyed by Assignor had the assignment and sale set forth herein not been made.

     IN TESTIMONY WHEREOF, Assignor has caused these presents to be signed by its officer thereunto duly authorized, and its corporate seal to be hereto affixed.

                                                 BROOKHURST, INC.



                                                 By:  /s/ William Ott
                                                     ------------------
                                                     Name: William Ott
                                                     Title: President



COUNTY OF NEW YORK    :
                      :ss:
STATE OF NEW YORK     :



     On this 5th day of November, 1997, before me personally appeared William Ott, to me personally known, who, being duly sworn, did say that he is President of Brookhurst, Inc., a California corporation, and that the foregoing instrument was signed and sealed on behalf of the corporation by authority of its Board of Directors, and that he acknowledges such instrument to be the free deed and act of said corporation for the purposes therein set forth and intending that this instrument be recorded.

                                                       /s/  Lynn Michalson
                                                       --------------------
                                                            Notary Public

                            SCHEDULE OF TRADEMARKS

                             Brookhurst Inc.'s BOSS
                  Non-U.S. Trademark Applications/Registrations


TRADEMARK            REG/APP NO.              GOODS*            COUNTRY           STATUS
---------            -----------              -----             -------           ------
BOSS AMERICA           643416                clothing            Italy            registered
----------------------------------------------------------------------------------------------
BOSS AMERICA           643416              sporting goods        Italy            registered
----------------------------------------------------------------------------------------------
BOSS AMERICA         330801/1992       apparatus, instruments    Japan            pending
                                            and machines
----------------------------------------------------------------------------------------------
BOSS AMERICA         330803/1992             furniture           Japan            pending
----------------------------------------------------------------------------------------------
BOSS AMERICA         330804/1992             clothing            Japan            pending
----------------------------------------------------------------------------------------------
BOSS AMERICA         330805/1992          head ornaments         Japan            pending
----------------------------------------------------------------------------------------------


* For ease of reference the description of goods in this chart is generalized. (See trademark files for specific goods which may be much more limited than the generalized terms used above.)